Other Changes in Plan Assets and Benefit Obligation Recognized in Other Comprehensive Loss (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Other Changes in Plan Assets and Benefit Obligation Recognized in Other Comprehensive Income (Loss):
Recognize the decrease in net gain	$ 203	$ 336
Amortization of net gain	0	1
Amortization of net transition obligation	0	0
Total recognized in accumulated other comprehensive loss	$ 203	$ 337	$ (76)